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                                  EXHIBIT 10.2

                             AGREEMENT TO SELL STOCK

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                                    Agreement

                              Dated April 22, 1998

Whereas United National, Inc. wishes to acquire 100% of United National Mortgage, LLC, and whereas United National Mortgage, LLC wishes to be acquired by United National, Inc., now therefore.

United National, Inc. and United National Mortgage, LLC agree that United National, Inc. will acquire 99% of United National Mortgage, LLC in a tax free exchange of stock when approval is received from the New York State Banking Department and any other state banking authority requiring approval of such transaction.

United National Mortgage, LLC agrees to promptly file the required documents with the appropriate state banking authorities upon execution of the final merger of United National, Inc. and Instracorp, Inc.


/s/ Donald Wilen                          /s/ Donald Wilen
---------------------                     -----------------------------
United National, Inc.                     United National Mortgage, LLC
by Donald Wilen, Pres.                    by Donald Wilen, Pres.